SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of the earliest event reported)      JANUARY 16, 2002
                                                              ------------------

                         Commission File Number 0-23081

                             FARO TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         Florida                                                 59-3157093
-----------------------------                            -----------------------
(State or Other Jurisdiction                                 (IRS Employer
of Incorporation)                                          Identification No.)

125 TECHNOLOGY PARK, LAKE MARY, FLORIDA                           32746
--------------------------------------------             -----------------------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (407) 333-9911
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

                 On January 31, 2002, FARO Technologies, Inc. ("FARO" or the "Company") filed a Current Report on Form 8-K relating to the FARO's acquisition on January 16, 2002 of SpatialMetriX Corporation ("SMX") pursuant to an Agreement and Plan of Merger dated September 14, 2001, as amended (the "Agreement"), acquired . In connection with the SMX acquisition, FARO agreed to issue 500,000 shares of FARO common stock to SMX shareholders and certain SMX employees and satisfied certain obligations of SMX. Specifically, the Company issued an additional 350,000 shares of FARO common stock and paid approximately $2.0 million in cash to fully satisfy SMX's obligations to its two lenders. The Company also paid approximately $700,000 in cash to satisfy other obligations of SMX.The total consideration, given the $2.25 per share price of FARO common stock on January 16, 2002, was approximately $4.6 million. The transaction will be recorded utilizing the purchasing method of accounting. SMX Corp. is a leading manufacturer and supplier of laser trackers and targets, metrology software, and contract inspection services.

                 In April 2001, the Company provided $1.5 million in financing to SMX by entering into a Participation Agreement with SMX's bank pursuant to which the Company funded and simultaneously acquired a $1.5 million interest in SMX's then outstanding $3.8 million bank line of credit. In October 2001, the Company and SMX entered into an additional agreement pursuant to which the Company would provide to SMX up to an additional $1.5 million in financing. The Company and SMX's bank amended the Participation Agreement so that such additional financing to SMX also would be made through participation in SMX's bank line of credit. Consequently, SMX's bank line of credit could increase to a maximum of $5.3 million, of which FARO would own up to $3.0 million. Prior to closing, the Company had provided $2.9 million of aggregate financing to SMX pursuant to the Participation Agreement.

                 There were no other material relationships between FARO and SMX prior to the Agreement. None of the directors or the executive officers of SMX owned shares of FARO common stock prior to the Agreement. In addition, none of the directors or the executive officers of the Company owned shares of stock of SMX as of the date of the Agreement.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                 (a) Financial statements of business acquired:

                 Included as Exhibit 99.2, are the audited financial statements of SpatialMetriX Corporation for each of the two years in the period ended December 31, 2001.

                 (b) Pro forma financial information:

                 The operating results of SMX will be included in the Registrant's consolidated financial statements effective at the date of acquisition. The following pro forma financial data is presented for informational purposes assuming that the Company had acquired SMX as of January 1, 2001. The pro forma selected financial data has been prepared for comparative purposes only and does not purport to be

                    FARO TECHNOLOGIES, INC. AND SUBSIDIARIES

                       PRO FORMA CONDENSED BALANCE SHEETS

                                                                                     December 31,
                                                                           ----------------------------------
                                                                               2001                 2000
                                                                           --------------       -------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                                $   6,238,564        $  4,154,318
  Short term investments                                                       3,115,101           4,205,995
  Accounts receivable, net                                                    11,556,568          12,523,972
  Income taxes refundable                                                        545,118                   -
  Inventories, net                                                             6,862,793           7,651,290
  Prepaid expenses and other current assets                                    1,497,820           1,142,881
  Deferred income taxes                                                           76,418             203,816
                                                                           --------------       -------------

      Total current assets                                                    29,892,382          29,882,272
                                                                           --------------       -------------

PROPERTY AND EQUIPMENT - at cost:
  Machinery and equipment                                                      4,238,582           3,780,892
  Furniture and fixtures                                                       1,413,809           1,353,248
  Leasehold improvements                                                         139,555              89,171
                                                                           --------------       -------------
      Total                                                                    5,791,946           5,223,311
Less accumulated depreciation and amortization                                (3,945,247)         (3,121,029)
                                                                           --------------       -------------

      Property and equipment, net                                              1,846,699           2,102,282
                                                                           --------------       -------------

INTANGIBLE ASSETS - net                                                        7,844,586          10,942,305

INVESTMENTS                                                                    2,129,679           4,755,572

NOTES RECEIVABLE                                                               1,052,932           1,128,846

DEFERRED INCOME TAXES                                                                  -             675,324
                                                                           --------------       -------------

TOTAL ASSETS                                                               $  42,766,278        $ 49,486,601
                                                                           ==============       =============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current portion of long-term debt                                        $      25,120        $     17,397
  Accounts payable                                                             5,381,271           5,409,417
  Accrued liabilities                                                          3,803,463           4,859,404
  Income taxes payable                                                           100,000             784,409
  Current portion of unearned service revenues                                 2,207,120           2,039,566
  Customer deposits                                                              231,845             133,984
                                                                           --------------       -------------

      Total current liabilities                                               11,748,819          13,244,177

OTHER LONG-TERM LIABILITIES                                                      203,844             134,644
                                                                           --------------       -------------

      Total liabilities                                                       11,952,663          13,378,821
                                                                           --------------       -------------

SHAREHOLDERS' EQUITY:
  Class A preferred stock - par value $.001, 10,000,000 shares authorized, no shares issued and outstanding
  Common stock - par value $.001, 50,000,000 shares
    authorized, 11,925,252 and 11,915,225 issued;
    11,885,252 and 11,875,225 outstanding, respectively                           11,925              11,916
  Additional paid-in capital                                                  49,530,737          49,396,709
  Unearned compensation                                                         (109,000)                  -
  Accumulated deficit                                                        (15,466,444)        (10,943,307)
  Other comprehenvive loss                                                    (3,002,978)         (2,206,913)
  Common stock in treasury, at cost - 40,000 shares in 2001 and 2000            (150,625)           (150,625)
                                                                           --------------       -------------

      Total shareholders' equity                                              30,813,615          36,107,780
                                                                           --------------       -------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                 $  42,766,278        $ 49,486,601
                                                                           ==============       =============

                    FARO TECHNOLOGIES, INC. AND SUBSIDIARIES

                  PRO FORMA CONDENSED STATEMENTS OF OPERATIONS



                                                                             Years Ended December 31
                                                                     ----------------------------------------
                                                                           2001                   2000
                                                                     ----------------------------------------

SALES                                                                $     46,471,645       $     54,397,344
COST OF SALES                                                              22,800,608             22,440,189
                                                                     -----------------      -----------------

Gross profit                                                               23,671,037             31,957,155

OPERATING EXPENSES
     Selling                                                               16,573,666             16,951,783
     General and administrative                                             7,288,049              6,329,452
     Depreciation and amortization                                          4,346,861              4,788,084
     Research and development                                               5,682,301              5,112,995
     Employee stock options                                                         -                123,404
                                                                     -----------------      -----------------

     Total operating expenses                                              33,890,877             33,305,718
                                                                     -----------------      -----------------

LOSS FROM OPERATIONS                                                      (10,219,840)            (1,348,563)
OTHER INCOME (EXPENSES)
     Interest income                                                          900,281                871,009
     Other income, net                                                        964,950                302,378
     Interest expense                                                         (19,899)                (1,334)
                                                                     -----------------      -----------------

INCOME (LOSS) BEFORE INCOME TAXES                                          (8,374,508)              (176,510)
INCOME TAX EXPENSE (BENEFIT)                                                  341,738                759,841
                                                                     -----------------      -----------------

NET INCOME (LOSS)                                                    $    (8,716,246)       $       (936,351)
                                                                     =================      =================

NET LOSS PER SHARE - BASIC                                                     ($0.73)                ($0.08)
                                                                     =================      =================

NET LOSS PER SHARE - DILUTED                                                   ($0.73)                ($0.08)
                                                                     =================      =================

Note: The above pro forma data reflects the following pro forma adjustments:
A - Entry to record consideration given upon closing of the purchase of SMX ($7,931,958).
B - Entry to record additional acquisition costs incurred prior to closing ($383,183).
C - Adjustment to the purchase price for liabilities paid at closing but previously recorded by SMX ($1,643,000).
D - Entry to eliminate Investment in SMX in consolidation.
F - Entry to reverse interest expense recorded by SMX on bank loans paid upon closing ($866,062 and $843,008 in 2001 and 2000, respectively).
G - Entry to record amortization of intangible assets acquired (including $1,200,000 of amortization of goodwill).

                 (c) Exhibits:

           Exhibit No.                      Description
           -----------                      -----------

              2.1 Agreement and Plan of Merger among SpatialMetriX Corporation, FARO Technologies, Inc., and FARO Acquisition LLC, dated as of September 14, 2001, as amended on December 26,2001, and as further amended on January 16, 2002 (incorporated by reference to exhibit 2.1 filed with Registrant's Current Report on Form 8-K dated January 16,
                                2002).

              23.1              Consent of Arthur Andersen LLP.

              99.1              Confirmation letter from Faro Technologies, Inc.
                                pursuant to Securities and Exchange Commission Release Nos. 33-8070; 34-45590; 35-27503;
                                39-2395; IA-2018; IC-25464; FR-62; File No.
                                S7-03-02 (filed herein).

              99.2 Financial Statements of SpatialMetriX Corporation as of December 31, 2001 and 2000 and for each of the two years in the period ended December 31, 2001 (filed herein).


                                   SIGNATURES

                 Pursuant to the requirements of Section 13 or 15(d) of the Se Exchange Act of 1934, the Registrant has duly caused this report to be on its behalf by the undersigned, thereunto duly authorized.

                                       FARO TECHNOLOGIES, INC.



                                       By:  /s/ Gregory A. Fraser
                                          --------------------------------------

                                              Gregory A. Fraser
                                              Executive Vice President,
                                              Secretary, Treasurer, and
                                              Director

Date:      April 1, 2002